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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 31, 2006

                         PROLIANCE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                   1-13894                     34-1807383
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                 100 GANDO DRIVE, NEW HAVEN, CONNECTICUT 06513
          (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 31, 2006, Proliance International, Inc. (the "Company") amended its
Loan and Security Agreement (the "Credit Facility") with Wachovia Capital
Finance Corporation (New England), formerly known as Congress Financial
Corporation (New England) (the "Lender"), pursuant to a Fourteenth Amendment to
Loan and Security Agreement, attached as Exhibit 10.1 hereto. The amended Credit
Facility changes financial covenants for (i) minimum EBITDA (tested quarterly commencing December 31, 2005 and not required if Excess Availability equals or exceeds $15.0 million at all times during the three month period immediately preceding such test date) such that minimum EBITDA required during the twelve month periods ending on March 31, 2006, June 30, 2006, September 30, 2006,
December 31, 2006, March 31, 2007 and June 30, 2007 is reduced, and (ii) minimum
Excess Availability ($3.0 million from March 31, 2006 through May 31, 2006 and
$5.0 million from June 1, 2006 through June 30, 2006) so as to give no effect to the limitations on Excess Availability imposed by the Maximum Credit under the amended Credit Facility of $80.0 million or the Revolving Loan Ceiling. In addition, a Fixed Charge Coverage Ratio financial covenant was added which requires that on December 31, 2007 and on each March 31, June 30, September 30, and December 31 thereafter, in each case for the twelve months ended, a Fixed
Charge Coverage Ratio, as defined in the Credit Facility, will be not less than
1.00 to 1.00. Compliance with the Fixed Charge Coverage Ratio covenant will not be required on any test date if Excess Availability equals or exceeds $15.0 million at all times during the three month period immediately preceding such test date.

The Borrowers were required to, and did, satisfy customary conditions to the amendment of the Credit Facilities.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits - The following exhibit is filed as part of this report:

10.1    Fourteenth Amendment to Loan and Security Agreement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PROLIANCE INTERNATIONAL, INC.

Date: April 5, 2006                    By: /s/ Richard A. Wisot
                                           -------------------------------------
                                           Richard A. Wisot
                                           Vice President, Treasurer, Secretary,
                                           and Chief Financial Officer